Sub-Item 77Q1a


MONEY MARKET OBLIGATIONS
TRUST
Amendment No. 37
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust is amended as
follows:

	Strike the first paragraph of
Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

      Section 5.  Establishment and
Designation of Series or Class. Without
limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Alabama Municipal Cash
Trust
Federated Automated Cash
Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated Government
Cash Reserves
Service Shares
Federated Automated Government
Money Trust
Federated California Municipal Cash
Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal
Cash Trust
Cash Series Shares
Service Shares
Federated Florida Municipal Cash
Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash
Trust
Federated Government Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations
Tax Managed Fund
Institutional Shares
Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government
Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts Municipal
Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash
Trust
Institutional Shares
Service Shares
Federated Minnesota Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Federated Money Market
Management
Eagle Shares
Premier Shares
Federated Municipal Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash
Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina Municipal
Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal
Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Management
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Obligations Fund
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury
Obligations
Federated U.S. Treasury Cash
Reserves
Institutional Shares
Service Shares
Federated Virginia Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares



	The undersigned, President,
hereby certifies that the above-stated
Amendment is a true and correct
Amendment to the Declaration of Trust,
as adopted by the Board of Trustees at a meeting on the 13th day of May, 2011, to become effective on September 30, 2011.

	WITNESS the due execution
hereof this 23rd day of August,
2011.


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